The Royce Fund
Royce Premier Fund
Supplement to the Prospectus dated May 1, 2007

Royce Premier Fund has been closed to new investors since January 10, 2006. The Fund remains open to additional investment by existing investors and to financial advisors with existing clients in the Fund.

You may continue to purchase shares of the Fund if:

-	You are an existing shareholder of the Fund (either directly or through a financial intermediary) who:
	(i)	adds to your account through the purchase of additional Fund shares; or
	(ii)	adds to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund; or
	(iii)	opens a new account that is registered in your name and has the same Taxpayer Identification or Social Security Number assigned to it. (This includes UGMA/UTMA accounts with you as custodian.)

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You are a participant in a qualified defined contribution retirement plan, such as a 401(k), profit sharing or money purchase plan, 403(b) plan or 457 plan that invests through existing accounts in the Fund or through a financial intermediary. You may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans can be used to open new accounts.

-	You are a financial advisor with existing clients in the Fund who:
	(i)	adds to existing accounts for your existing clients already invested in the Fund;
	(ii)	opens additional accounts for your existing clients already invested in the Fund; or
	(iii)	opens a new account for your new or existing clients that are not yet invested in the Fund.

-	You are investing through asset allocation based investment programs of certain pre-approved financial intermediaries.

You may be required to demonstrate eligibility to buy shares of the Fund before an investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Shareholders in other Royce Funds are not permitted to acquire shares of the Fund by exchange.

Royce reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund; and (iii) close and re-open the Fund to new or existing shareholders at any time.

January 14, 2008